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EXHIBIT 99.5 (b)

Variable Annuity PAC APP
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                                                                 EXHIBIT 99.5(b)

"DRAFT"                                                             PACIFIC LIFE
[LOGO OF PACIFIC LIFE]                                          VARIABLE ANNUITY
PAC APP is not available for transfers, 1035 exchanges                   PAC APP
and 401, 403, 457 and Keogh Plans. Please use the standard application.

PRODUCT:
  [_] PSVA (Select)  [_] Pacific One  [_] Pacific Portfolios   [_] Pacific Value
________________________________________________________________________________
[1]    ANNUITANT Name                   Birth Date (mo/day/yr)  Phone Number
       (First, Middle Initial, Last)                            (   )

________________________________________________________________________________
       Street Address                                           Sex
       (Number, Street Name and Apartment or Unit Number)       [_]M [_]F

_______________________________________________________________________________
       City, State & ZIP Code                    Social Security/Tax ID Number

_______________________________________________________________________________
OPTIONAL

[2]    ADDITIONAL ANNUITANT
       Check one [_] Joint   [_] Contingent

       Name (First, Middle Initial, Last)        Birth Date  Annuitant's Spouse?
                                                 (mo/day/yr)  [_] Yes   [_] No

_______________________________________________________________________________
       Street Address                                           Sex
       (Number, Street Name and Apartment or Unit Number)       [_] M [_] F

_______________________________________________________________________________
       City, State & ZIP Code                     Social Security/Tax ID Number

_______________________________________________________________________________
[3]    OWNER Name (First, Middle Initial, Last)   Birth Date    Phone Number
       complete if different than annuitant.      (mo/day/yr)   (    )

_______________________________________________________________________________
       Street Address                                           Sex
       (Number, Street Name and Apartment or Unit Number)       [_] M [_] F

_______________________________________________________________________________
       City, State & ZIP Code                     Social Security/Tax ID Number


_______________________________________________________________________________
OPTIONAL

[4]    OWNER Name                               Birth Date   Annuitant's Spouse?
       (First, Middle Initial, Last)            (mo/day/yr)  [_] Yes  [_] No

_______________________________________________________________________________
       Street Address                                           Sex
       (Number, Street Name and Apartment or Unit Number)       [_] M [_] F

_______________________________________________________________________________
       City, State & ZIP Code                     Social Security/Tax ID Number

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[5]    BENEFICIARY Name               Relationship    Select One
       (First, Middle Initial, Last)                  [_] Primary [_] Contingent

_______________________________________________________________________________
       Name                           Relationship    Select One
       (First, Middle Initial, Last)                  [_] Primary [_] Contingent

_______________________________________________________________________________
[6]    CONTRACT TYPE Select one. For SIMPLE IRA,   IRA Contribution
       write employer name, address and phone
       number in Special Remarks section below.    $ ______ for tax year _____
                                                   $ ______ for tax year _____
       [_] Non-Qualified   [_] Conduit IRA
       [_] Roth IRA        [_] IRA
       [_] SEP-IRA         [_] SIMPLE IRA
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[7]    REPLACEMENT OF ANNUITY  Will the purchase of this annuity replace or
       exchange any existing life insurance or annuity?    [_] Yes  [_] No
_______________________________________________________________________________
[8]    TRADE INFORMATION                    DEATH BENEFITS  Subject to state
       Premium Submitted    State of Sale   approval.  Call (800) 722-2333 for
                                            state availability.
__________________________________________
Client Acct.#       Contract # (for add'l.  PACIFIC PORTFOLIOS: [_] Standard
                    pmts. only)                                 [_] Enhanced
                                            PACIFIC VALUE:      [_] Standard
                                                                [_] Stepped-Up
                                                                [_] Premier
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
[9]    ALLOCATION OPTIONS                                   Growth LT _____     Emerging Markets _____     Additional Options
       Allocate payment of               Fixed _____    Equity Income _____        [xxxxxxxxxxx] _____     FOR PORTFOLIOS ONLY
       the amount shown           Money Market _____   Multi-Strategy _____        [xxxxxxxxxxx] _____
       below. Allocations      High Yield Bond _____           Equity _____        [xxxxxxxxxxx] _____     3-year GIO   _____
       must total 100% or         Managed Bond _____    Bond & Income _____        [xxxxxxxxxxx] _____     6-year GIO   _____
       equal total premium    Govt. Securities _____     Equity Index _____        [xxxxxxxxxxx] _____     10-year GIO  _____
       invested.             Aggressive Equity _____    International _____                                DCA Plus     _____
       $

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[10]   REBALANCING Optional.      Choose one frequency.
       [_] Yes  [_] No            [_] Quarterly  [_] Semi-Annually  [_] Annually
_______________________________________________________________________________
[11]   DOLLAR COST AVERAGING Choose one of the three following methods
       1 [_] Deplete the source account in _____ transfers;
       2 [_] Transfer $_____ or _____% annually from each source account; OR
       3 [_] Earnings Sweep.
       START DATE:__________  FREQUENCY: [_] Monthly  [_] Quarterly
       [_] Semi-Annually  [_] Annually  TERM: [_] _____ Months  [_] _____ Yrs.

           Money Market _____   Aggressive Equity _____          Equity _____   Emerging Markets _____   [xxxxxxxxxxx] _____
        High Yield Bond _____           Growth LT _____   Bond & Income _____      [xxxxxxxxxxx] _____   [xxxxxxxxxxx] _____
           Managed Bond _____       Equity Income _____    Equity Index _____      [xxxxxxxxxxx] _____   [xxxxxxxxxxx] _____
       Govt. Securities _____      Multi-Strategy _____   International _____      [xxxxxxxxxxx] _____

_______________________________________________________________________________
[12]   DEALER INFORMATION                 SS#              Broker/Dealer Name
       Registered Representative Name

_______________________________________________________________________________
[13] COMMISSION OPTIONS Check one option for product sold.

     PSVA (SELECT)           PACIFIC ONE            PACIFIC PORTFOLIOS      PACIFIC VALUE
     Upfront, Ann. Trail     Upfront, Ann. Trail    Upfront, Ann. Trail     Upfront, Ann. Trail
A    [_] 6%, NA              [_] 1%, .25% Q5+       [_] 6.5%, NA            [_] TBD
B    [_] 5%, .25% Q5-20      [_] .25%, .25% Q2+     [_] 5%, .25% Q5-24      [_] TBD
         1% Q21+                                        1% Q25+             [_] TBD
C    [_] NA                  [_] NA                 [_] 3.5%, .5% Q5-24     [_] TBD
                                                        1% Q25+

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[14]   SPECIAL REMARKS


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PACP 8/98                                                            [BAR CODE]